Exhibit 99.1

Press Release FOR IMMEDIATE RELEASE

JLG Industries, Inc.
1 JLG Drive
McConnellsburg, PA 17233-9533	Contact: Juna Rowland
Telephone (717) 485-5161	Vice President – Corporate & Investor Relations
Fax (717) 485-6417	(240) 313-1816, ir@jlg.com
www.jlg.com

CONTINUED STRONG DEMAND FOR ACCESS PRODUCTS
DRIVES JLG FIRST QUARTER REVENUES
Full Year Forecast Projects Impressive Year-on-Year Improvement

     MCCONNELLSBURG, PA, NOVEMBER 18, 2004 – JLG Industries, Inc. (NYSE: JLG) today announced consolidated revenues of $306.7 million for its fiscal first quarter ended October 31, 2004, an increase of 44 percent from the same prior year period. The Company reported a net loss of $8.7 million, or $0.20 per diluted share, compared with net income of $.5 million, or $.01 per diluted share, for the prior year period. Results for the first quarter of fiscal 2005 included estimated net unrecovered steel costs of $26.8 million ($17.4 million, after-tax), and integration expense of $1.9 million ($1.2 million, after-tax).

ANALYSIS

     “As we mentioned in our last quarterly call, we had expected the first quarter to be our most challenging of the current fiscal year,” stated Jim Woodward, Executive Vice President and Chief Financial Officer. “This expectation was based on seasonally lower sales, the anticipated high price of steel and other raw materials, capitalized variances carried into the quarter, continued inefficiencies resulting from capacity constraints in the supply base, and a strong order backlog which was not subject to our announced September price increase. At that time, we forecasted net unrecovered steel costs in the quarter in excess of $20 million. As the price of steel increased even further than forecast, the actual impact was $27 million. We had previously forecast weighted average steel prices for the year to be up 75 percent over the prior year. We now forecast that the increase will be over 100 percent. Component availability from suppliers remained constrained and resulted in manufacturing inefficiencies of $6 million during the quarter.

     “Despite the operating loss, there was also good news in the results. Sales represented a new record for a first quarter. Demand continued to be strong and the backlog at quarter end was $200 million, essentially the same as the previous quarter. We reduced trade working capital by $58 million as receivables declined and

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JLG Industries, Inc. – page 2

inventory turns improved. Free cash flow was $27 million and net debt-to-total capitalization was reduced from 49 to 47 percent sequentially. Cash on hand at the end of the quarter was $66 million.”

     Additional information is provided in the financial schedules accompanying this release.

OUTLOOK

     Commenting on the outlook, Bill Lasky, Chairman of the Board, President and Chief Executive Officer stated, “Our near term focus is on how we respond to increasing raw material costs, specifically steel, in the face of our customers’ expectations of prices and how we overcome supplier constraints. Although we achieved significant cost reductions and integration synergies last year, the price increases we implemented did not cover the higher cost of steel and associated variances. Therefore, we are compelled to pass through additional price increases to our customers to offset these rising costs. We expect to achieve an effective six percent price increase in January in the form of an increased steel surcharge, base price increases and reductions in customer discounts. Every shipment after December 31st will be subject to the new pricing, including orders currently in the backlog.

     “Despite the volatility of steel pricing and component shortages, we maintain optimism for the year. Order patterns remain strong and our customers indicate a continued need for new equipment. Therefore, we are reaffirming our previous estimate of revenue growth of 10 to 25 percent for fiscal 2005. We are also targeting earnings per share in the range of $1.00 to $1.15 for fiscal 2005. This represents a significant improvement over fiscal 2004 and assumes stability in commodity prices and improved supplier deliveries as capacity investments are realized.

     “Our second quarter will continue to be challenged by these issues but will be mitigated by a reduced amount of capitalized variances entering the quarter and the price increases effective in January. We expect the second half of our fiscal year, our seasonally strongest, to see the full benefits of the price increases, reduced supplier shortages and therefore improved manufacturing efficiencies and the favorable impact of our current cost reduction activities.”

DIVIDEND

     The Board of Directors of JLG today declared its regular, quarterly cash dividend of $.005 per common share. The dividend is payable on January 5, 2005 to shareholders of record December 15, 2004.

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JLG Industries, Inc. – page 3

CONFERENCE CALL

     Management’s complete analysis of the Company’s quarterly results will be provided during a conference call on Friday, November 19, 2004 at 9:00 a.m. Eastern Time. Within North America, access to the call is available by dialing (800) 599-9795, participant pass code 42116233. From international locations, call (617) 786-2905, using the same pass code. Please dial into the conference 10 minutes prior to the start. A replay of the call will be available on the website later the same day.

     JLG Industries, Inc. is the world’s leading producer of access equipment (aerial work platforms and telehandlers) and highway-speed telescopic hydraulic excavators. The Company’s diverse product portfolio encompasses leading brands such as JLG® aerial work platforms; JLG, SkyTrak®, Lull® and Gradall® telehandlers; Gradall excavators; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel approach that includes a highly trained sales force and utilizes a broad range of marketing techniques, integrated supply programs and a network of distributors in the industrial, commercial, institutional and construction markets. In addition, JLG offers world-class after-sales service and support for its customers. JLG’s manufacturing facilities are located in the United States, Belgium, and France, with sales and service operations on six continents.

     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) limitations on customer access to credit for purchases; (iv) credit risks from our financing of customer purchases; (v) interest and foreign currency exchange rates; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-K for the year ended July 31, 2004.

     Adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosures of free cash flow, EBITDA and net debt are useful in analyzing operating performance, but should be used only in conjunction with financial performance reported in accordance with generally accepted accounting principles. For more information, visit www.jlg.com.

NOTE: Information contained on our website is not incorporated by reference into this press release.

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JLG Industries, Inc. - Page 4

JLG INDUSTRIES, INC.
FINANCIAL DASHBOARD
(in thousands, except per share data and as otherwise identified)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 31,	Ended	July 31,	April 30,	January 31,	October 31,	Ended
	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
REVENUES AND PROFITABILITY
Revenues	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128
Gross profit margin	8.4%	18.9%	18.8%	20.0%	18.4%	17.9%	17.9%
EBITDA	2,185	105,660	38,363	30,336	19,769	17,192	62,949
Trailing twelve month EBITDA	90,653	105,660	105,660	86,678	71,220	68,885	62,949
Trailing twelve month EBITDA margin	7.0%	8.8%	8.8%	8.6%	8.0%	8.6%	8.4%
Operating (loss) income	(8,335)	75,906	31,879	23,598	10,663	9,766	36,321
Operating (loss) profit margin	-2.7%	6.4%	7.5%	7.4%	4.5%	4.6%	4.8%
Net (loss) income margin	-2.8%	2.2%	3.6%	2.7%	0.9%	0.2%	1.6%
Reported EPS per diluted share	$(.20)	$.61	$.35	$.20	$.05	$.01	$.29
IMPACT OF SELECTED ITEMS ON: (1)
income (expense)
PRE-TAX INCOME
Integration expenses - OmniQuip (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$(1,897)	$(15,975)	$(5,022)	$(2,907)	$(4,145)	$(3,901)	$—
Restructuring and repositioning charges (in both COS, Restructuring)	—	(119)	3	(1)	(58)	(63)	(4,040)
Currency effects (in Miscellaneous-net)	2,281	(2,309)	(1,171)	(1,938)	675	125	5,422
Bad debt charges (in SA&PD)	(1,132)	(11,560)	(3,819)	(2,376)	(4,273)	(1,092)	(7,024)
Inventory charges (in COS)	(1,592)	(4,519)	(1,374)	(196)	(1,622)	(1,327)	(4,463)
Early vesting incentives (in both COS, SA&PD)	(995)	(1,771)	—	(577)	(1,194)	—	—
Other Incentive pay (in both COS, SA&PD)	—	(16,923)	(12,065)	(4,858)	—	—	(2,605)
Restatement expenses (in SA&PD)	—	(1,264)	(206)	(1,058)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(26,764)	(4,695)	(4,695)	—	—	—	—
NET INCOME
Integration expenses - OmniQuip (in both COS, SA&PD)	(1,233)	(10,247)	(3,264)	(1,890)	(2,589)	(2,504)	—
Restructuring and repositioning charges (in both COS, Restructuring)	—	(75)	2	(1)	(36)	(40)	(2,747)
Currency effects (in Miscellaneous-net)	1,483	(1,519)	(761)	(1,260)	422	80	3,687
Bad debt charges (in SA&PD)	(736)	(7,396)	(2,482)	(1,544)	(2,669)	(701)	(4,776)
Inventory charges (in COS)	(1,035)	(2,885)	(893)	(127)	(1,013)	(852)	(3,035)
Benefit from change in effective income tax rate	—	—	—	—	—	—	2,051
Early vesting incentives (in both COS, SA&PD)	(647)	(1,121)	—	(375)	(746)	—	—
Other Incentive pay (in both COS, SA&PD)	—	(11,000)	(7,842)	(3,158)	—	—	(1,771)
Restatement expenses (in SA&PD)	—	(822)	(134)	(688)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(17,397)	(3,052)	(3,052)	—	—	—	—
EARNINGS PER SHARE
Integration expenses - OmniQuip (in both COS, SA&PD)	(0.03)	(0.23)	(0.07)	(0.04)	(0.06)	(0.06)	—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	(0.06)
Currency effects (in Miscellaneous-net)	0.03	(0.04)	(0.02)	(0.03)	0.01	—	0.09
Bad debt charges (in SA&PD)	(0.02)	(0.17)	(0.06)	(0.04)	(0.06)	(0.02)	(0.11)
Inventory charges (in COS)	(0.02)	(0.06)	(0.02)	—	(0.02)	(0.02)	(0.07)
Benefit from change in effective income tax rate	—	—	—	—	—	—	0.05
Early vesting incentives (in both COS, SA&PD)	(0.01)	(0.03)	—	(0.01)	(0.02)	—	—
Other Incentive pay (in both COS, SA&PD)	—	(0.25)	(0.18)	(0.07)	—	—	(0.04)
Restatement expenses (in SA&PD)	—	(0.02)	—	(0.02)	—	—	—
Estimated net unrecovered steel cost (in COS) (2)	(0.40)	(0.07)	(0.07)	—	—	—	—
BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$66,498	$37,656	$37,656	$12,945	$18,125	$11,288	$132,809
Accounts receivable, net	299,123	362,819	362,819	372,500	315,304	289,729	257,519
Finance receivable, net	48,138	39,667	39,667	33,270	31,134	33,057	34,324
Pledged finance receivables, net	81,470	118,417	118,417	131,878	148,104	153,762	160,407
Inventories	170,731	154,405	154,405	164,160	150,074	153,200	122,675
Total balance sheet debt	389,609	423,534	423,534	465,094	464,609	467,422	460,570
Limited recourse debt from finance receivables monetizations	85,733	121,794	121,794	135,453	150,283	153,541	164,940
Net debt (3)	242,381	269,553	269,553	323,186	303,408	310,498	171,103
Net debt (3) to total capitalization	47%	49%	49%	55%	55%	56%	41%
Maximum loss exposure from finance receivables monetizations	26,068	25,161	25,161	23,757	24,460	23,380	21,708
Equity	276,780	281,270	281,270	264,018	252,252	248,911	247,714
Working capital	328,671	340,552	340,552	353,696	336,107	321,950	382,763
Depreciation and amortization	7,088	25,681	5,070	7,359	6,766	6,486	19,937
Capital expenditures, net of retirements	(2,653)	11,978	3,597	2,094	2,858	3,429	10,324
Free cash flow (4)	27,172	(98,450)	53,633	(19,778)	7,090	(139,395)	27,781
FINANCIAL RATIOS
Days sales outstanding	92.0	78.4	78.4	106.0	115.4	106.0	102.7
Days payables outstanding	54.6	57.0	57.0	65.1	58.6	54.0	70.8
Inventory turnover (annualized)	5.9	5.8	5.8	5.1	4.6	3.8	3.4

(1)	Net of 35%, 35%, 35%, 38%, 36% and 32% effective income tax rate for the first quarter of fiscal 2005, the fourth quarter of fiscal 2004, the third quarter of fiscal 2004, the second quarter of fiscal 2004, the first quarter of fiscal 2004 and fiscal 2003, respectively. EPS is calculated by dividing the Net Income (Loss) amounts by the respective diluted shares for each period. Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.

(2)	Net unrecovered steel cost is an estimate based upon a baseline average of steel prices per ton for various types of steel at the beginning of fiscal 2004 compared to the impact of steel prices incurred for various types of steel. These estimates include assumptions regarding the steel content of and sources for our products and their components. The steel price increases are netted against steel surcharges invoiced to our customers.

(3)	Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(4)	Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. - Page 5

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share data)
(Quarterly data is unaudited)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 31,	Ended	July 31,	April 30,	January 31,	October 31,	Ended
	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
Revenues
Net sales	$302,131	$1,170,186	$418,605	$312,650	$230,539	$208,392	$724,819
Financial products	2,660	15,203	4,172	3,913	3,442	3,676	19,184
Rentals	1,870	8,573	2,383	2,124	2,549	1,517	7,125

	306,661	1,193,962	425,160	318,687	236,530	213,585	751,128
Cost of sales	280,966	968,562	345,110	255,050	193,083	175,319	616,686

Gross profit	25,695	225,400	80,050	63,637	43,447	38,266	134,442
Gross profit margin	8.4%	18.9%	18.8%	20.0%	18.4%	17.9%	17.9%
Selling and administrative expenses	28,122	128,465	42,348	34,052	28,349	23,716	79,225
Selling & administrative %	9.2%	10.8%	10.0%	10.7%	12.0%	11.1%	10.5%
Product development expenses	5,908	21,002	5,807	5,987	4,435	4,773	16,142
Product development %	1.9%	1.8%	1.6%	1.9%	1.9%	2.2%	2.1%
Restructuring charges	—	27	16	—	—	11	2,754

(Loss) income from operations	(8,335)	75,906	31,879	23,598	10,663	9,766	36,321
Operating (loss) profit margin	-2.7%	6.4%	7.5%	7.4%	4.5%	4.6%	4.8%
Other income (deductions):
Interest expense	(8,996)	(38,098)	(9,274)	(9,400)	(9,548)	(9,876)	(27,985)
Miscellaneous, net	3,432	4,073	1,414	(621)	2,340	940	6,691

(Loss) income before taxes	(13,899)	41,881	24,019	13,577	3,455	830	15,027
Income tax (benefit) provision	(5,170)	15,232	8,748	4,890	1,297	297	2,635

Net (loss) income	$(8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392

Return on revenues	-2.8%	2.2%	3.6%	2.7%	0.9%	0.2%	1.6%
(Loss) earnings per common share	$(.20)	$.62	$.36	$.20	$.05	$.01	$.29

(Loss) earnings per common share - assuming dilution	$(.20)	$.61	$.35	$.20	$.05	$.01	$.29

Cash Dividends per share	$.005	$.020	$.005	$.005	$.005	$.005	$.020

Average basic shares outstanding	43,277	42,860	42,955	42,836	42,791	42,656	42,601

Average diluted shares outstanding	43,277	44,032	44,191	44,013	44,152	43,575	42,866

JLG Industries, Inc. - Page 6

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share data)
(Quarterly data is unaudited)

	October 31,	July 31,	April 30,	January 31,	October 31,	July 31,
	2004	2004	2004	2004	2003	2003
ASSETS
Current assets
Cash and cash equivalents	$66,498	$37,656	$12,945	$18,125	$11,288	$132,809
Accounts receivable, net	299,123	362,819	372,500	315,304	289,729	257,519
Finance receivables, net	9,136	5,920	4,473	8,252	2,573	3,168
Pledged finance receivables, net	25,057	31,858	36,027	42,189	39,380	41,334
Inventories	170,731	154,405	164,160	150,074	153,200	122,675
Other current assets	45,739	41,058	42,086	27,441	54,252	46,474

Total current assets	616,284	633,716	632,191	561,385	550,422	603,979
Property, plant and equipment, net	89,443	91,504	88,277	90,862	92,525	79,699
Equipment held for rental, net	26,842	21,190	18,687	22,903	18,236	19,651
Finance receivables, less current portion	39,002	33,747	28,797	22,882	30,484	31,156
Pledged finance receivables, less current portion	56,413	86,559	95,851	105,915	114,382	119,073
Goodwill	63,017	62,885	66,501	66,501	66,450	29,509
Intangible assets, net	34,590	35,240	32,979	33,709	34,448	—
Other assets	66,991	62,603	66,434	67,961	66,002	53,135

	$992,582	$1,027,444	$1,029,717	$972,118	$972,949	$936,202

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$1,788	$1,729	$14,843	$1,758	$2,278	$1,472
Current portion of limited recourse debt from finance receivables monetizations	26,725	32,585	37,086	40,824	40,153	45,279
Accounts payable	150,600	139,990	123,984	92,762	68,197	83,408
Accrued expenses	108,500	118,860	102,582	89,934	117,844	91,057

Total current liabilities	287,613	293,164	278,495	225,278	228,472	221,216
Long-term debt, less current portion	302,088	300,011	314,798	312,568	311,603	294,158
Limited recourse debt from finance receivables monetizations, less current portion	59,008	89,209	98,367	109,459	113,388	119,661
Accrued post-retirement benefits	30,211	29,666	28,798	27,998	27,199	26,179
Other long-term liabilities	21,362	20,542	30,501	30,487	29,790	15,160
Provisions for contingencies	15,520	13,582	14,740	14,076	13,586	12,114
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value
Issued shares: 44,535; fiscal 2004 - 43,903; fiscal 2003 - 43,367	8,907	8,781	8,732	8,712	8,683	8,673
Additional paid-in capital	35,111	29,571	25,883	24,725	23,789	23,597
Retained earnings	245,319	254,268	239,215	230,746	228,806	228,490
Unearned compensation	(4,019)	(5,333)	(2,856)	(3,796)	(5,145)	(5,428)
Accumulated other comprehensive loss	(8,538)	(6,017)	(6,956)	(8,135)	(7,222)	(7,618)

Total shareholders’ equity	276,780	281,270	264,018	252,252	248,911	247,714

	$992,582	$1,027,444	$1,029,717	$972,118	$972,949	$936,202

JLG Industries, Inc. - Page 7

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 31,	Ended	July 31,	April 30,	January 31,	October 31,	Ended
	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
OPERATIONS
Net (loss) income	$(8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392
Adjustments to reconcile net (loss) income to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	161	319	52	214	(240)	293	266
(Gain) loss on sale of equipment held for rental	660	(12,451)	(12,568)	(1,247)	44	1,320	(6,794)
Non-cash charges and credits:
Depreciation and amortization	7,088	25,681	5,070	7,359	6,766	6,486	19,937
Other	2,749	17,006	(1,173)	5,977	8,548	3,654	7,869
Changes in selected working capital items:
Accounts receivable	62,217	(66,296)	18,059	(57,552)	(27,823)	1,020	(35,324)
Inventories	(16,368)	9,188	13,060	(14,053)	3,296	6,885	43,137
Accounts payable	10,554	33,207	11,982	31,428	24,751	(34,954)	(46,026)
Other operating assets and liabilities	(12,560)	13,506	21,266	(3,515)	(4,289)	44	(12,706)
Changes in finance receivables	(8,496)	(6,112)	(6,756)	(2,181)	1,770	1,055	40,487
Changes in pledged finance receivables	1,391	(14,866)	224	1,537	(1,175)	(15,452)	(114,271)
Changes in other assets and liabilities	(1,147)	(11,090)	(4,408)	(1,921)	(862)	(3,899)	(3,295)

Cash flow from operating activities	37,520	14,741	60,079	(25,267)	12,944	(33,015)	(94,328)
INVESTMENTS
Purchases of property, plant and equipment	(2,895)	(12,387)	(3,522)	(2,435)	(2,619)	(3,811)	(10,806)
Proceeds from sale of property, plant and equipment	81	90	(127)	127	1	89	216
Purchases of equipment held for rental	(12,049)	(26,689)	(10,246)	(4,491)	(9,743)	(2,209)	(16,342)
Proceeds from sale of equipment held for rental	4,150	33,269	20,563	8,008	3,557	1,141	19,063
Cash portion of acquisitions	—	(109,557)	(14,186)	—	—	(95,371)	—
Other	(46)	333	(27)	507	(101)	(46)	(689)

Cash flow from investing activities	(10,759)	(114,941)	(7,545)	1,716	(8,905)	(100,207)	(8,558)
FINANCING
Net issuance (repayment) of short-term debt	58	27	(13,115)	13,084	(536)	594	(13,497)
Issuance of long-term debt	85,016	351,999	181,999	71,000	77,000	22,000	404,283
Repayment of long-term debt	(85,092)	(362,506)	(196,202)	(67,099)	(77,119)	(22,086)	(279,647)
Issuance of limited recourse debt	—	13,979	—	—	3,108	10,871	117,383
Repayment of limited recourse debt	—	(253)	—	—	—	(253)	(118)
Payment of dividends	(220)	(871)	(219)	(218)	(218)	(216)	(859)
Exercise of stock options	5,086	2,414	276	1,242	746	150	93

Cash flow from financing activities	4,848	4,789	(27,261)	18,009	2,981	11,060	227,638
CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	(2,767)	258	(562)	362	(183)	641	1,852
CASH AND CASH EQUIVALENTS
Net change in cash and cash equivalents	28,842	(95,153)	24,711	(5,180)	6,837	(121,521)	126,604
Beginning balance	37,656	132,809	12,945	18,125	11,288	132,809	6,205

Ending balance	$66,498	$37,656	$37,656	$12,945	$18,125	$11,288	$132,809

JLG Industries, Inc. - Page 8

JLG INDUSTRIES, INC.
CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 31,	Ended	July 31,	April 30,	January 31,	October 31,	Ended
	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
SEGMENT INFORMATION
REVENUES:
Machinery	$252,532	$973,610	$351,123	$261,263	$192,266	$168,958	$594,484
Equipment Services	51,350	204,454	69,559	53,258	40,822	40,815	136,737
Access Financial Solutions	2,779	15,898	4,478	4,166	3,442	3,812	19,907

	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

SEGMENT PROFIT (LOSS):
Machinery	$(13,340)	$70,844	$27,520	$25,190	$11,541	$6,593	$25,513
Equipment services	15,767	59,760	20,725	15,158	12,809	11,068	27,119
Access Financial Solutions	194	1,695	990	694	(273)	284	3,990
General corporate expenses	(13,249)	(67,308)	(19,898)	(20,229)	(16,088)	(11,093)	(32,001)

Segment (loss) profit	(10,628)	64,991	29,337	20,813	7,989	6,852	24,621
Add: AFS’ interest expense	2,293	10,915	2,542	2,785	2,674	2,914	11,700

Operating (Loss) Income	$(8,335)	$75,906	$31,879	$23,598	$10,663	$9,766	$36,321

PRODUCT GROUP REVENUES
Aerial work platforms	$124,523	$562,056	$217,425	$146,017	$109,354	$89,260	$428,564
Telehandlers	119,668	358,865	117,510	99,439	69,908	72,008	117,475
Excavators	8,341	52,689	16,188	15,807	13,004	7,690	48,445
After-sales service and support, including parts sales, and used and reconditioned equipment sales	49,599	196,576	67,482	51,387	38,273	39,434	130,335
Financial products	2,660	15,203	4,172	3,913	3,442	3,676	19,184
Rentals	1,870	8,573	2,383	2,124	2,549	1,517	7,125

	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

GEOGRAPHIC REVENUES
United States	$238,733	$923,696	$327,498	$246,985	$177,542	$171,671	$546,494
Europe	36,863	178,392	66,076	48,079	40,286	23,951	145,038
Other international	31,065	91,874	31,586	23,623	18,702	17,963	59,596

	$306,661	$1,193,962	$425,160	$318,687	$236,530	$213,585	$751,128

JLG Industries, Inc. - Page 9

JLG INDUSTRIES, INC.
EBITDA
QUARTERLY PERIODS
(in thousands)

	October 31,	July 31,	April 30,	January 31,	October 31,	July 31,
	2004	2004	2004	2004	2003	2003
Net (loss) income	($8,729)	$15,271	$8,687	$2,158	$533	$5,672
Interest expense	8,996	9,274	9,400	9,548	9,876	9,645
Income tax (benefit) provision	(5,170)	8,748	4,890	1,297	297	(527)
Depreciation and amortization	7,088	5,070	7,359	6,766	6,486	4,591

EBITDA	$2,185	$38,363	$30,336	$19,769	$17,192	$19,381

We also monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings (loss) before interest, taxes and depreciation and amortization. EBITDA as presented differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. - Page 10

JLG INDUSTRIES, INC.
EBITDA AND EBITDA MARGINS
TRAILING TWELVE MONTH PERIODS
(in thousands)

	October 31,	July 31,	April 30,	January 31,	October 31,	July 31,
	2004	2004	2004	2004	2003	2003
Net income	$17,387	$26,649	$17,050	$10,528	$12,596	$12,392
Interest expense	37,218	38,098	38,469	35,833	32,357	27,985
Income tax provision	9,765	15,232	5,957	2,085	2,777	2,635
Depreciation and amortization	26,283	25,681	25,202	22,774	21,155	19,937

EBITDA	$90,653	$105,660	$86,678	$71,220	$68,885	$62,949

Revenues	$1,287,038	$1,193,962	$1,002,360	$889,443	$804,226	$751,128

EBITDA Margin	7.0%	8.8%	8.6%	8.0%	8.6%	8.4%

We also monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. - Page 11

JLG INDUSTRIES, INC.
NET DEBT
(in thousands)

	October 31,	July 31,	April 30,	January 31,	October 31,	July 31,
	2004	2004	2004	2004	2003	2003
Revolving credit facilities	$—	$—	$14,000	$—	$—	$—
$15 million cash management facility	—	—	13,129	—	567	—
$125 million senior notes	125,000	125,000	125,000	125,000	125,000	125,000
$175 million senior subordinated notes	175,000	175,000	175,000	175,000	175,000	175,000
Miscellaneous debt	5,219	5,236	5,321	15,465	15,554	1,983
Fair value of interest rate swaps	(6,492)	(8,814)	(8,296)	(6,795)	(8,065)	(12,347)
Gain on terminated interest rate swap	5,149	5,318	5,487	5,656	5,825	5,994

Bank debt and notes	303,876	301,740	329,641	314,326	313,881	295,630
Limited recourse debt from finance receivables monetizations *	85,733	121,794	135,453	150,283	153,541	164,940

Total balance sheet debt	389,609	423,534	465,094	464,609	467,422	460,570

Net present value of off-balance sheet rental fleet lease	1,012	1,070	1,524	2,026	2,341	2,341
Net present value of off-balance sheet production equipment leases	3,991	4,399	4,966	5,181	5,564	5,941

Total off-balance sheet financing	5,003	5,469	6,490	7,207	7,905	8,282

Total balance sheet debt and off-balance sheet financing	394,612	429,003	471,584	471,816	475,327	468,852
Less: cash	66,498	37,656	12,945	18,125	11,288	132,809
Less: limited recourse debt from finance receivables monetizations	85,733	121,794	135,453	150,283	153,541	164,940

Net debt	$242,381	$269,553	$323,186	$303,408	$310,498	$171,103

* Maximum loss exposure from finance receivables monetizations	$26,068	$25,161	$23,757	$24,460	$23,380	$21,708

Shareholders’ Equity	$276,780	$281,270	$264,018	$252,252	$248,911	$247,714

Net Debt-to-Net Debt plus Shareholders’ Equity	47%	49%	55%	55%	56%	41%

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus Shareholders’ Equity	58%	60%	64%	65%	65%	65%

We also monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetizations of customer finance receivables.

JLG Industries, Inc. - Page 12

JLG INDUSTRIES, INC.
FREE CASH FLOW
(in thousands)

	Quarter Ended	Fiscal Year		Quarter Ended			Fiscal Year
	October 31,	Ended	July 31,	April 30,	January 31,	October 31,	Ended
	2004	July 31, 2004	2004	2004	2004	2003	July 31, 2003
Net (loss) income	($8,729)	$26,649	$15,271	$8,687	$2,158	$533	$12,392
Adjustments to reconcile net (loss) income to cash flow from operating activities:
Non-cash items	10,658	30,555	(8,619)	12,303	15,118	11,753	21,278
Accounts receivable	62,217	(66,296)	18,059	(57,552)	(27,823)	1,020	(35,324)
Inventories	(16,368)	9,188	13,060	(14,053)	3,296	6,885	43,137
Other current assets	(2,817)	8,780	(158)	(14,211)	26,225	(3,076)	(15,960)
Accounts payable	10,554	33,207	11,982	31,428	24,751	(34,954)	(46,026)
Accrued expenses	(9,743)	4,726	21,424	10,696	(30,514)	3,120	3,254
Finance receivables	(8,496)	(6,112)	(6,756)	(2,181)	1,770	1,055	40,487
Other cash from operations	(1,147)	(11,090)	(4,408)	(1,921)	(862)	(3,899)	(3,295)
Purchases of property, plant and equipment	(2,895)	(12,387)	(3,522)	(2,435)	(2,619)	(3,811)	(10,806)
Proceeds from sale of property, plant and equipment	81	90	(127)	127	1	89	216
Purchases of equipment held for rental	(12,049)	(26,689)	(10,246)	(4,491)	(9,743)	(2,209)	(16,342)
Proceeds from sale of equipment held for rental	4,150	33,269	20,563	8,008	3,557	1,141	19,063
Cash portion of acquisitions	—	(109,557)	(14,186)	—	—	(95,371)	—
Other cash from investments	(46)	333	(27)	507	(101)	(46)	(689)
Payment of dividends	(220)	(871)	(219)	(218)	(218)	(216)	(859)
Exercise of stock options	5,086	2,414	276	1,242	746	150	93
Effect of exchange rate changes on cash	(2,767)	258	(562)	362	(183)	641	1,852
Seller financing	—	(10,000)	—	—	—	(10,000)	—
Capital lease assumed in OmniQuip acquisition	—	(3,630)	—	—	—	(3,630)	—
Debt assumed in Delta acquisition	—	(103)	(103)	—	—	—	—
Other (1)	(297)	(1,184)	1,931	3,924	1,531	(8,570)	15,310

Free Cash Flow	$27,172	($98,450)	$53,633	($19,778)	$7,090	($139,395)	$27,781

(1) Includes changes in other off-balance sheet debt.

In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow. We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

JLG Industries, Inc. - Page 13

JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Three Months Ended October 31,		Three Months Ended October 31,		Three Months Ended October 31,
	2004	2003	2004	2003	2004	2003
Revenues
Net sales	$302,131	$208,392	$302,131	$208,392	$—	$—
Financial products	2,660	3,676	—	—	2,660	3,676
Rentals	1,870	1,517	1,751	1,381	119	136

	306,661	213,585	303,882	209,773	2,779	3,812
Cost of sales	280,966	175,319	280,772	175,161	194	158

Gross profit	25,695	38,266	23,110	34,612	2,585	3,654
Selling and administrative expenses	28,122	23,716	28,024	23,260	98	456
Product development expenses	5,908	4,773	5,908	4,773	—	—
Restructuring charges	—	11	—	11	—	—

(Loss) income from operations	(8,335)	9,766	(10,822)	6,568	2,487	3,198
Other income (deductions):
Interest expense	(8,996)	(9,876)	(6,703)	(6,962)	(2,293)	(2,914)
Miscellaneous, net	3,432	940	3,432	940	—	—

(Loss) income before taxes	(13,899)	830	(14,093)	546	194	284
Income tax (benefit) provision	(5,170)	297	(5,242)	195	72	102
Equity in income of Access Financial Solutions	—	—	122	182	—	—

Net (loss) income	$(8,729)	$533	$(8,729)	$533	$122	$182

(Loss) earnings per common share	$(.20)	$.01

(Loss) earnings per common share - assuming dilution	$(.20)	$.01

Cash dividends per share	$.005	$.005

Weighted average shares outstanding	43,277	42,656

Weighted average shares outstanding - assuming dilution	43,277	43,575

JLG Industries, Inc. - Page 14

JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	October 31,	July 31,	October 31,	July 31,	October 31,	July 31,
	2004	2004	2004	2004	2004	2004
ASSETS
Current assets
Cash and cash equivalents	$66,498	$37,656	$66,498	$37,656	$—	$—
Accounts receivable — net	299,123	362,819	295,304	332,154	3,819	30,665
Finance receivables — net	9,136	5,920	—	—	9,136	5,920
Pledged receivables — net	25,057	31,858	—	—	25,057	31,858
Inventories	170,731	154,405	170,731	154,405	—	—
Other current assets	45,739	41,058	45,739	41,058	—	—

Total current assets	616,284	633,716	578,272	565,273	38,012	68,443
Property, plant and equipment — net	89,443	91,504	89,443	91,504	—	—
Equipment held for rental — net	26,842	21,190	25,222	19,404	1,620	1,786
Finance receivables, less current portion	39,002	33,747	—	—	39,002	33,747
Pledged receivables, less current portion	56,413	86,559	—	—	56,413	86,559
Goodwill	63,017	62,885	63,017	62,885	—	—
Intangible assets — net	34,590	35,240	34,590	35,240	—	—
Investment in Access Financial Solutions	—	—	37,893	37,771	—	—
Receivable from Access Financial Solutions	—	—	11,309	31,398	—	—
Other assets	66,991	62,603	66,927	61,955	64	648

	$992,582	$1,027,444	$906,673	$905,430	$135,111	$191,183

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$1,788	$1,729	$1,788	$1,729	$—	$—
Current portion of limited recourse debt from finance receivables monetizations	26,725	32,585	—	—	26,725	32,585
Accounts payable	150,600	139,990	150,600	139,990	—	—
Accrued expenses	108,500	118,860	108,324	118,652	176	208

Total current liabilities	287,613	293,164	260,712	260,371	26,901	32,793
Long-term debt, less current portion	302,088	300,011	302,088	300,011	—	—
Limited recourse debt from finance receivables monetizations, less current portion	59,008	89,209	—	—	59,008	89,209
Payable to JLG Industries, Inc.	—	—	—	—	11,309	31,398
Accrued post-retirement benefits	30,211	29,666	30,211	29,666	—	—
Other long-term liabilities	21,362	20,542	21,362	20,542	—	—
Provisions for contingencies	15,520	13,582	15,520	13,570	—	12
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value
Issued and outstanding shares: 44,535 shares; fiscal 2004 – 43,903 shares	8,907	8,781	8,907	8,781	30,000	30,000
Additional paid-in capital	35,111	29,571	35,111	29,571	—	—
Retained earnings	245,319	254,268	245,319	254,268	7,893	7,771
Unearned compensation	(4,019)	(5,333)	(4,019)	(5,333)	—	—
Accumulated other comprehensive loss	(8,538)	(6,017)	(8,538)	(6,017)	—	—

Total shareholders’ equity	276,780	281,270	276,780	281,270	37,893	37,771

	$992,582	$1,027,444	$906,673	$905,430	$135,111	$191,183

JLG Industries, Inc. - Page 15

JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Three Months Ended October 31,		Three Months Ended October 31,		Three Months Ended October 31,
	2004	2003	2004	2003	2004	2003
Operations
Net (loss) income	$(8,729)	$533	$(8,729)	$533	$122	$182
Adjustments to reconcile net (loss) income to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	161	293	161	293	—	—
(Gain) loss on sale of equipment held for rental	660	1,320	660	1,320	—	—
Non-cash charges and credits:
Depreciation and amortization	7,088	6,486	6,894	6,332	194	154
Other	2,749	3,654	3,267	3,746	(518)	(92)
Changes in selected working capital items:
Accounts receivable	62,217	1,020	35,355	(21,304)	26,862	22,324
Inventories	(16,368)	6,885	(16,368)	6,885	—	—
Accounts payable	10,554	(34,954)	10,554	(34,954)	—	—
Other operating assets and liabilities	(12,560)	44	(12,528)	20	(32)	24
Changes in finance receivables	(8,496)	1,055	—	—	(8,496)	1,055
Changes in pledged finance receivables	1,391	(15,452)	—	—	1,391	(15,452)
Changes in other assets and liabilities	(1,147)	(3,899)	(1,719)	(3,573)	572	(326)

Cash flow from operating activities	37,520	(33,015)	17,547	(40,702)	20,095	7,869
Investments
Purchases of property, plant and equipment	(2,895)	(3,811)	(2,895)	(3,811)	—	—
Proceeds from the sale of property, plant and equipment	81	89	81	89	—	—
Purchases of equipment held for rental	(12,049)	(2,209)	(12,021)	(2,100)	(28)	(109)
Proceeds from the sale of equipment held for rental	4,150	1,141	4,150	1,141	—	—
Cash portion of acquisitions	—	(95,371)	—	(95,371)	—	—
Investment in income of Access Financial Solutions	—	—	(122)	(182)	—	—
Other	(46)	(46)	(46)	(46)	—	—

Cash flow from investing activities	(10,759)	(100,207)	(10,853)	(100,280)	(28)	(109)
Financing
Net increase in short-term debt	58	594	58	594	—	—
Issuance of long-term debt	85,016	22,000	85,016	22,000	—	—
Repayment of long-term debt	(85,092)	(22,086)	(85,092)	(22,086)	—	—
Issuance of limited recourse debt	—	10,871	—	—	—	10,871
Repayment of limited recourse debt		(253)	—	—	—	(253)
Change in receivable from Access Financial Solutions	—	—	20,089	18,378	—	—
Change in payable to JLG Industries, Inc.	—	—	—	—	(20,089)	(18,378)
Payment of dividends	(220)	(216)	(220)	(216)	—	—
Exercise of stock options	5,086	150	5,086	150	—	—

Cash flow from financing activities	4,848	11,060	24,937	18,820	(20,089)	(7,760)
Currency Adjustments
Effect of exchange rate changes on cash	(2,767)	641	(2,789)	641	22	—
Cash and Cash Equivalents
Net change in cash and cash equivalents	28,842	(121,521)	28,842	(121,521)	—	—
Beginning balance	37,656	132,809	37,656	132,809	—	—

Ending balance	$66,498	$11,288	$66,498	$11,288	$—	$—

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